UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2022

Winc, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41055	45-2988960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Berkeley St, Studio 3 Santa Monica, California	90404
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 297-1760

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	WBEV	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On September 19, 2022, Geoffrey McFarlane, Chief Executive Officer of Winc, Inc. (the “Company”), stepped down as the Company’s Chief Executive Officer, effective immediately. Mr. McFarlane will continue to serve as a member of the board of directors (the “Board”) of the Company.

(c) On September 19, 2022, Board appointed Brian Smith as the Company’s Interim Chief Executive Officer to succeed Mr. McFarlane, effective immediately. Mr. Smith will continue as President of the Company and Chairperson of the Board.

Mr. Smith, 48, is a Co-founder who has served as the Company’s President since May 2018 and as Chairperson of the Board since June 2020. Mr. Smith also served as the Company’s Chief Operating Officer until April 2021. Mr. Smith has years of experience in beverage alcohol as a strategic brand builder and entrepreneur. Prior to joining Winc in 2018, Mr. Smith founded Jolie Folle, a millennial-focused wine brand, which he sold in 2017. Before that, he served as Wine Director of Clo Wine Bar. Mr. Smith began his career in finance at Man Group PLC and founded his first company, Meritage Group, a commodities brokerage that catered to hedge funds and commodity traders, in 2004. Mr. Smith received a B.A. in Cultural Anthropology from the University of Vermont.

There are no arrangements or understandings between Mr. Smith and any other persons pursuant to which he was appointed as Interim Chief Executive Officer of the Company. Any changes to Mr. Smith’s compensatory arrangements in connection with his appointment as Interim Chief Executive Officer will be filed in an amendment to this Current Report on Form 8-K after such information is determined or becomes available. Mr. Smith has no family relationship with any executive officer or director of the Company. There are no transactions in which Mr. Smith has an interest requiring disclosure under Item 404(a) of Regulation S-K currently contemplated or since January 1, 2020 that have not been previously disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINC, INC.

Date: September 20, 2022	By:	/s/ Brian Smith
Brian Smith President and Interim Chief Executive Officer